                                                                    EXHIBIT 10.5




                            LIMITED PARTNER INTEREST
                               PURCHASE AGREEMENT

                                  BY AND AMONG


                       ALTERNATIVE LIVING SERVICES, INC.,

                   ALTERNATIVE LIVING SERVICES-MIDWEST INC.,

                              LIONEL S. MARGOLICK,

                   AND THE LIMITED PARTNERS REFERENCED HEREIN




                                  DATED AS OF

                                  MAY 20, 1996

                               TABLE OF CONTENTS


                                                                                                                     PAGE
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
1.       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.       Purchase and Sale of LP Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         2.1     Basic Transaction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         2.2     Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         2.3     The Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         2.4     Deliveries at the Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

3.       Representations and Warranties of the Partners . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         3.1     Organization of Certain Partners . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         3.2     Authorization of Transaction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         3.3     Noncontravention . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         3.4     Brokers' Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         3.5     Investment Intent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         3.6     LP Interests/Title . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         3.7     Disclosure Memorandum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         3.8     No Recommendation by General Partner; Conflicts of Interests . . . . . . . . . . . . . . . . . . . .   6

4.       Representations and Warranties of the Partner Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

5.       Representations and Warranties of ALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         5.1  Corporate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         5.2     Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         5.3     No Violation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         5.4     Acquisition of LP Interests for Investment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         5.5     No Brokers or Finders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         5.6     Valid Issuance of Acquisition Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

6.       Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         6.1     Conditional Put Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         6.2     Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         6.3     Appointment of the Partner Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         6.4     Right to Include Acquisition Shares in Registration  . . . . . . . . . . . . . . . . . . . . . . . .   9
                 6.5      Indemnification and Release by ALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         6.6     Consent to Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

7.       Conditions to ALS's Obligation to Close  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         7.1     Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         7.2     Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         7.3     Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         7.4     No Material Adverse Event Regarding the Partnerships . . . . . . . . . . . . . . . . . . . . . . . .  12

8.       Conditions to Partners' Obligations to Close . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         8.1     Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         8.2     Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12


         8.3     Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         8.4     No Material Adverse Event Regarding ALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

9.       Termination, Amendment and Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         9.1     Termination of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         9.2     Amendment, Extension and Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

10.      Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         10.1    Survival of Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         10.2    Expenses, Taxes, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         10.3    Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         10.4    Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         10.5    Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         10.6    Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         10.7    Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         10.8    Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         10.9    Law Governing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         10.10   Counterparts/Telecopies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         10.11   No Third Party Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         10.12   Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         10.13   Number; Gender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         10.14   Incorporation of Schedules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

                                   SCHEDULES

Schedule A                Holders of LP Interests
Schedule B                Form of ALS Note
Schedule C                ALS Stockholders' Agreement
Schedule D                Form of Partner Assignment and Release

                            LIMITED PARTNER INTEREST
                               PURCHASE AGREEMENT


         THIS LIMITED PARTNER INTEREST PURCHASE AGREEMENT, dated as of May 20, 1996 ("Agreement"), by and among Alternative Living Services, Inc., a Delaware corporation ("ALS"), Alternative Living Services-Midwest, Inc., a Michigan corporation ("ALS-Midwest"), Lionel S. Margolick (the "Partner Agent") and the persons listed on Schedule A, attached hereto, (the "Partners") being the holders (together with ALS) of all of the limited partner interests in the Partnerships (hereinafter defined).

                              W I T N E S S E T H:

         WHEREAS, the Partners and ALS hold all of the limited partner interests in (i) Hamilton House Limited Partnership, a Michigan limited partnership, (ii) Eisenhower/State Limited Partnership, a Michigan limited partnership, (iii) North Schoenherr Limited Partnership, a Michigan limited partnership, (iv) Marsh/Tihart Limited Partnership, a Michigan limited partnership, and (v) Twelve/Drake Limited Partnership, a Michigan limited partnership (each, a "Partnership", and collectively, the "Partnerships"), in the respective amounts and percentages set forth on Schedule A, attached hereto; and

         WHEREAS, the Partners desire to sell, and ALS desires to purchase, all of the limited partner interests held by the Partners in the Partnerships for the consideration and in the manner set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. DEFINITIONS. In addition to the other definitions contained elsewhere herein, the following definitions shall apply for purposes of this
Agreement:

                 "Accredited Investor" shall have the meaning ascribed to such term in Regulation D of the Securities Act.

                 "Acquisition Shares" shall mean shares of ALS Common Stock to be issued to one or more Partners pursuant to the provisions of Section 2.2 hereof.

                 "ALS" shall mean Alternative Living Services, Inc., a Delaware corporation.

                 "ALS Common Stock" shall mean the $0.01 per share par value common stock of ALS.

                 "ALS-Midwest" shall mean Alternative Living Services-Midwest Inc., a Michigan corporation, which serves as the sole general partner of each of the Partnerships.

                 "ALS Notes" shall mean the promissory notes to be issued by ALS to the Partners pursuant to the provisions of Section 2.2 hereof, in the form, attached hereto as Schedule B.

                 "ALS Stockholders' Agreement" shall mean that certain Amended and Restated Stockholders' Agreement (a copy of which is attached hereto as Schedule C) dated as of January 15, 1996, by and among ALS and all the shareholders of ALS, as amended, pursuant to which, among other things, the transferability of shares of ALS Common Stock is restricted.

                 "Business Day" shall mean each day upon which state and national banks are open for business in the City of Milwaukee, Wisconsin.

                 "Closing" shall have the meaning set forth in Section 2.3 hereof.

                 "Closing Date" shall have the meaning set forth in Section 2.3 hereof.

                 "Confidential Information" shall have the meaning set forth in
Section 6.3 hereof.

                 "Disclosure Memorandum" shall mean that certain Confidential Disclosure Memorandum prepared by ALS for purposes of imparting information to the Partners regarding ALS.

                 "LP Interest" shall mean the limited partner interest of each Partner in the Partnerships, and "LP Interests" shall mean the limited partner interests of all Partners in the Partnerships.

                 "Partner Assignment and Release" shall mean a Partner Assignment and Release substantially in the form of Schedule D, attached hereto, to be executed and delivered at Closing by each Partner.

                 "Partners" shall mean the persons other than ALS listed as limited partners of the Partnerships on Schedule A, attached hereto, such persons together with ALS being all of the limited partners of the Partnerships.

                 "Partner Agent" shall mean Lionel S. Margolick, the agent appointed by each of the Partners pursuant to Section 6.3 hereof.

                 "Partnership" and "Partnerships" shall have the meanings set forth in the premises of this Agreement.






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

                 "Partnership Agreements" shall mean the following limited partnership agreements with respect to each of the Partnerships entered into among ALS-Midwest, as general partner, and those persons listed on Exhibit A thereto as the respective limited partners of each such Partnership: (i) Limited Partnership Agreement of Hamilton House Limited Partnership dated as of November 1, 1993; (ii) Limited Partnership Agreement of Eisenhower/State Limited Partnership dated as of ____________, 1994; (iii) Limited Partnership Agreement of North Schoenherr Limited Partnership dated as of May 1, 1994; (iv) Limited Partnership Agreement of Marsh/Tihart Limited Partnership dated as of _____________, 1994; and (v) Limited Partnership Agreement of Twelve/Drake Limited Partnership dated as of _____________, 1995.

                 "Purchase Price" shall have the meaning set forth in Section
2.2 hereof.

                 "Put Date," "Put Notice", "Put Price", "Put Right", "Put Shares", and "Putting Partners" shall each have the meaning set forth in
Section 6.1 hereof.

                 "Securities Act" shall mean the Securities Act of 1933, as amended.

         2.      PURCHASE AND SALE OF LP INTERESTS.

                 2.1 BASIC TRANSACTION. On and subject to the terms and conditions of this Agreement, ALS agrees to purchase from each of the Partners, and each of the Partners agrees to sell to ALS, all of his or its LP Interest for the consideration specified in Section 2.2 hereof. Each Partner and ALS hereby consent, pursuant to Sections 10.2 and 10.4 of each of the Partnership Agreements for the respective Partnerships, to the transfer by each other Partner of his or its LP Interest, and further acknowledge that ALS will be admitted, pursuant to Section 10.3 of each such Partnership Agreement, as the limited partner of each Partnership, in substitution of the Partners.

                 2.2 PURCHASE PRICE. The Buyer agrees to pay at the Closing (hereinafter defined) to the Partner Agent, on behalf of the Partners, in the aggregate, the following consideration (the "Purchase Price"): (i) 115,024 shares of ALS Common Stock (the "Acquisition Shares"); and (ii) $2,958,876.00 of principal amount of ALS Notes bearing interest at the rate of 8% per annum and payable in full on or before January 31, 1997, but in no event prior to January 1, 1997, with each Partner entitled to receive such number of shares of the Acquisition Shares as set forth on Schedule A attached hereto and an ALS Note in the principal amount set forth on Schedule A attached hereto.

                 2.3 THE CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Rogers & Hardin in Atlanta, Georgia, commencing at






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


10:00, a.m. local time on the second business day following the satisfaction or waiver of all conditions to the obligations of ALS and the Partners to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective parties will take at the Closing itself) or such other place, date and time as ALS and the Partner Agent may mutually determine (the "Closing Date").

                 2.4 DELIVERIES AT THE CLOSING. At the Closing, (i) each of the Partners shall deliver to ALS all certificates issued by any Partnership representing all of his or its LP Interest therein, if any, endorsed in blank or accompanied by duly executed assignment documents, (ii) each of the Partners shall deliver to ALS and ALS-Midwest a Partner Assignment and Release duly executed by such Partner, which instrument shall, among other things, (a) release ALS and ALS-Midwest from any and all claims and liabilities of any type except for such claims and liabilities as arise pursuant to this Agreement, the ALS Notes or the Acquisition Shares (b) acknowledge that each of the Partners who receives Acquisition Shares at the Closing shall become a party to, and such shares and shall be bound by, the ALS Stockholders' Agreement, and (c) certify that such Partner is not a "foreign person" within the meaning of
Section 1445 of the Internal Revenue Code of 1986, as amended; (iii) the Partner Agent shall deliver to ALS and ALS-Midwest a certificate, duly executed by the Partner Agent, certifying that (a) the representations and warranties of the Partner Agent set forth in Section 4 hereof are true and correct as of the Closing, (b) that the Partner Agent has the authority to act as the agent and attorney-in-fact for each Partner in the manner set forth in Section 6.3 hereof, and that such agency has not been restricted, amended or revoked by any Partner, and (c) that the Partner Assignment and Release delivered at Closing by each Partner (directly or by Partner Agent on such Partner's behalf) has been duly executed and delivered by such Partner; and (iv) ALS shall deliver to the Partner Agent, on behalf of each of the Partners, the consideration payable to such Partners pursuant to Section 2.2 hereof.

         3. REPRESENTATIONS AND WARRANTIES OF THE PARTNERS. Each of the Partners represents and warrants to ALS that the statements contained in this
Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though then made).

                 3.1 ORGANIZATION OF CERTAIN PARTNERS. If the Partner is not a natural person, the Partner is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization.

                 3.2 AUTHORIZATION OF TRANSACTION. The Partner has full power and authority to execute and deliver this Agreement and to perform his or its obligations hereunder. This Agreement has been duly executed by or on behalf of the Partner and constitutes, and when executed and delivered the Partner Assignment and Release will constitute, the valid and legally binding obligation of the Partner, enforceable in accordance with its terms (except insofar as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as to the availability of equitable remedies). The Partner need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

                 3.3 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Partner is subject or, if the Partner is other than a natural person, any provision of its charter, bylaws or other governing documents.

                 3.4 BROKERS' FEES. The Partner has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which ALS could become liable or obligated.

                 3.5 INVESTMENT INTENT. The Partner (i) understands that any Acquisition Shares and the ALS Notes that he or it will acquire pursuant to this Agreement have not been, and will not be as of the Closing Date, registered under the Securities Act, or under any state securities laws, and are being offered and issued in reliance upon federal and state exemptions for transactions not involving any public offering, (ii) is acquiring any Acquisition Shares and the ALS Notes solely for his or its own account for investment purposes, and not with a view to the distribution thereof, (iii) has such knowledge and experience in business and financial matters that he is capable of evaluating the merits and risks of the investment in ALS contemplated hereby, (iv) has received the Disclosure Memorandum, and has had the opportunity to obtain additional information as requested in order to evaluate the merits and the risks inherent in holding any Acquisition Shares and the ALS Notes, (v) is able to bear the economic risk and lack of liquidity inherent in holding any Acquisition Shares and the ALS Notes, (vi) is an Accredited Investor, and (vii) understands and acknowledges that any Acquisition Shares and the ALS Notes that he or it acquires pursuant to this Agreement will be "restricted securities" as that term is defined in Rule 144 under the Securities Act and that the certificate representing any such Acquisition Shares and the ALS Notes will bear a legend restricting transfer unless either (A) the transfer is exempt from the registration requirements under the Securities Act and any applicable state securities law and an opinion of counsel satisfactory to ALS that such transfer is exempt therefrom is delivered to ALS or (B) the transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities law.

                 3.6 LP INTERESTS/TITLE. Each Partner holds of record and owns beneficially the LP Interest set forth next to his or its name on Schedule A, attached hereto, free and clear of any restrictions on transfer (other than any restrictions set forth in the Partnership Agreement for the respective Partnership and any restrictions under the Securities Act and applicable state securities laws), liens, encumbrances, options, warrants, purchase rights, contracts, commitments, equities, demands, and all other claims of any type. The Partner is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Partner to sell, transfer, or otherwise dispose of all or any part of its LP Interest (other than this Agreement). Upon execution of this Agreement, ALS will acquire good and marketable title to the Partner's entire LP Interest, free of any claim of any type.

                 3.7 DISCLOSURE MEMORANDUM. The Partner has received a copy of the Disclosure Memorandum and all attachments and exhibits thereto, including without limitation the annual financial statements of ALS for the years ended December 31, 1995 and 1994. In reaching the decision to sell his or its LP Interest hereunder, the Partner has carefully evaluated his personal financial situation and the information set forth in the Disclosure Memorandum, including the risk factors set forth therein.

                 3.8 NO RECOMMENDATION BY GENERAL PARTNER; CONFLICTS OF INTERESTS. The Partner recognizes and acknowledges that ALS currently owns 50% of the outstanding capital stock of ALS-Midwest, the sole general partner of each of the Partnerships, and is in the process of negotiating the acquisition by ALS of the remaining stock of ALS-Midwest from the other stockholders thereof. The Partner further recognizes and acknowledges that neither ALS-Midwest nor ALS is making any recommendation to the Partners regarding the value of the Partnerships and the LP Interests, the fairness of the Purchase Price or any of the transactions contemplated hereby. The Partner also recognizes that, in light of the foregoing and ALS's interest in the transactions contemplated hereby, both ALS and ALS-Midwest are subject to certain conflicts of interest with respect to the transactions contemplated hereby and, accordingly, the Partner has reached his or its independent conclusion as to the merits and desirability of the transactions contemplated hereby.

         4. REPRESENTATIONS AND WARRANTIES OF THE PARTNER AGENT. The Partner Agent represents and warrants to ALS that each of the Partners has duly executed and delivered this Agreement. The Partner Agent further represents and warrants that the Partners constitute all of the persons that acquired an LP Interest in any of the Partnerships in private placement transactions for which JLM Securities Company served as placement agent, and that pursuant to such private placement transactions each of the Partners acquired the LP Interest set forth on Schedule A attached hereto.

         5. REPRESENTATIONS AND WARRANTIES OF ALS. ALS represents and warrants to each Partner that the statements contained in this Section 5 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though then made).

                 5.1 CORPORATE. ALS is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to own, lease and operate its assets and properties, to carry on its business as it is now being conducted, to enter into this Agreement and to carry out the transactions contemplated hereby.

                 5.2 AUTHORITY. The execution and delivery of this Agreement and all other instrument to be executed and delivered by ALS pursuant hereto and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of ALS. No other corporate act or proceeding on the part of ALS or its stockholders is necessary to authorize this Agreement, the other instruments to be executed and delivered by ALS pursuant hereto or the transactions contemplated hereby or thereby, including the payment by ALS of the Purchase Price to the Partners. This Agreement constitutes, and when executed and delivered the other instruments to be executed and delivered by ALS pursuant hereto will constitute, the legal, valid and binding agreements of ALS, enforceable against ALS in accordance with their respective terms (except insofar as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as to the availability of equitable remedies).

                 5.3 NO VIOLATION. Neither the execution, delivery and performance of this Agreement or the other instruments to be executed and delivered by ALS pursuant hereto, nor the consummation by ALS of the transactions contemplated hereby or thereby (a) will, to the knowledge of ALS, violate any statute, law, rule, regulation, order, writ, injunction or decree of any court or governmental authority by which ALS is bound or (b) will violate or conflict with or constitute a default under any term or provision of the Certificate of Incorporation or Bylaws of ALS.

                 5.4 ACQUISITION OF LP INTERESTS FOR INVESTMENT. ALS is an Accredited Investor and is acquiring the LP Interests for investment and not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the LP Interests.
ALS acknowledges that such securities have not been registered under the Securities Act or any applicable state securities laws and, therefore, cannot be resold unless so registered or exempted from such registration. ALS, individually or together with its representatives and agents,






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


represents that it has sufficient knowledge and experience in financial and business matters that it is capable of evaluating the economic risks of investment in the LP Interests.

                 5.5 NO BROKERS OR FINDERS. ALS has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any Partner could become liable or obligated.

                 5.6 VALID ISSUANCE OF ACQUISITION SHARES. The Acquisition Shares, when issued and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, shall have the rights and privileges set forth in the Certificate of Incorporation of ALS and will be free of any and all liens, claims, encumbrances and restrictions on transfer other than restrictions on transfer contained in the ALS Stockholders' Agreement and under the Securities Act and applicable state securities laws.

         6.      COVENANTS.

                 6.1 CONDITIONAL PUT OPTION. In the event that ALS has not effected a sale of ALS Common Stock in a public offering registered under the Securities Act (a "Public Offering") on or before the eighteenth (18th) month anniversary of the Closing Date (the "Put Date"), then each Partner who receives any Acquisition Shares pursuant hereto shall have the right (the "Put Right") to require ALS to purchase all (but not less than all) of such Acquisition Shares then owned by such Partner for a price per share, as adjusted for stock dividends, splits, reclassifications, and other appropriate adjustments to the outstanding shares of ALS stock occurring subsequent to the date of this Agreement, as applicable, equal to the sum of (i) $8.69384 plus
(ii) the product of $0.0019 times the number of days between the Closing Date and the Put Closing Date (hereinafter defined) (the "Put Price"). During the thirty (30) days preceding the Put Date, ALS shall provide any inquiring Partner or the Partner Agent complete and accurate information regarding ALS's plans, if any, to effect a Public Offering at any time within the twelve (12) months following the Put Date. Each such Partner may exercise the Put Right by notifying ALS in writing (the "Put Notice"), within thirty (30) days after the Put Date, of his or its election to exercise the Put Right and the number of Acquisition Shares then owned by such Partner (the "Put Shares"). If one or more Partners exercise the Put Right (the "Putting Partners"), then on the sixtieth (60th) day following the Put Date (the "Put Closing Date"), the Putting Partners shall sell, assign, transfer and deliver to ALS good title to the Put Shares, free and clear of any and all liens, claims or encumbrances whatsoever and shall deliver to ALS certificates representing the Put Shares accompanied by stock powers duly executed in blank. Upon delivery of such Put Shares to ALS, ALS shall pay to the Putting Partners, in immediately available funds, an amount equal to the product of the Put Price times the number of Put Shares.

                 6.2 CONFIDENTIALITY. Each of the Partners will treat and hold as confidential any and all information he or it may have received concerning the businesses and affairs of ALS or any of the Partnerships that is not already generally available to the public (collectively, the "Confidential Information"), and shall refrain from using any of the Confidential Information except in connection with evaluating the transactions contemplated by this Agreement.

                 6.3 APPOINTMENT OF THE PARTNER AGENT. Each of the Partners hereby authorizes and appoints the Partner Agent to serve as such Partner's true and lawful attorney-in-fact and agent, to act in the name and on behalf of such Partner with respect to any matters contemplated by this Agreement and the Closing and consummation thereof, including without limitation, those matters set forth below, through and until June 30, 1996, as fully and effectively as such Partner might do were he or it present and acting, third persons being relieved of the responsibility to determine, or to require compliance by the Partner Agent with, such Partner's instructions: (i) to deliver the Partner Assignment and Release of such Partner to ALS at the Closing; (ii) to receive on behalf of such Partner at the Closing the consideration payable to such Partner pursuant to Section 2.2 hereof; (iii) to waive any conditions to such Partner's obligation to close pursuant to Section 8 hereof; and (iv) to terminate, extend the time for performance, or waive inaccuracies or performance of this Agreement on behalf of the Partner pursuant to Section 9 hereof. The agency and authority hereby created and granted by each Partner may only be amended, restricted or revoked by such Partner by written notice to ALS and Partner Agent given in accordance herewith at least two (2) Business Days prior to the effective time of such amendment, restriction or revocation.

         6.4 RIGHT TO INCLUDE ACQUISITION SHARES IN REGISTRATION. In the event that ALS effects a Public Offering on or prior to the Put Date, each of the Partners shall be entitled to include in such registration all of the Acquisition Shares held by them, and to sell such Acquisition Shares in such Public Offering (such shares referred to herein as the "Included Shares") as selling shareholders subject to the pricing, terms, conditions and limitations as are applicable in such Public Offering and customary with respect to selling shareholders. Notwithstanding anything herein to the contrary, if (a) the Public Offering involves an underwritten offering of the ALS Common Stock to be distributed by or through one or more underwriters, and (b) the managing underwriter of such underwritten offering shall advise ALS in writing that, in its opinion,

                 i) the distribution of all or a specified portion of such Included Shares concurrently with the shares of ALS

                          Common Stock being sold by ALS in such Public Offering will materially and adversely affect the distribution of such securities by such underwriters, then ALS will reduce the number of shares to be sold by it in the Public Offering so as to permit the inclusion of the Included Shares in the Public Offering, or

                 ii) the distribution proposed to be made by ALS in the Public Offering will be materially and adversely affected by the inclusion of any shares of a selling shareholder, including the Included Shares, or, in spite of the reduction in the number of shares to be offered by ALS pursuant to clause (i) above, certain Included Shares are otherwise not permitted to be included in the Public Offering by ALS's underwriters, then the Partners shall not be entitled to include such Included Shares in the public offering.

ALS shall not be obligated to offer to include Acquisition Shares in a registration on more than one occasion or to effect a registration of any Acquisition Shares under this Section 6.4 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans, or stock options or other employee benefit plans, or incidental to the registration of any nonequity securities convertible into equity securities.


                 6.5 INDEMNIFICATION AND RELEASE BY ALS. ALS hereby agrees to indemnify, defend and hold harmless each Partner from and against all demands, claims, actions or causes of action, assessments, losses, damages, or liabilities, costs and expenses, including without limitation interest, penalties, and attorney's fees and expenses (collectively, "Claims"), asserted against, resulting to, imposed upon, or incurred by any such Partner, directly or indirectly, by reason of or resulting from (a) the operation of any of the Partnerships from and after the Closing Date; or (b) any Public Offering; provided, however, this indemnification shall not include any Claims arising out of, resulting from or related to (i) the conduct of, or actions taken by, any such Partner, or (ii) with respect to any Partner electing to include Acquisition Shares in any Public Offering, contractual, statutory or common law obligations of such Partner as a selling shareholder of such Acquisition Shares. Subject to and effective upon the Closing, ALS hereby releases, waives, acquits and forever discharges all Claims which ALS now has or as of the Closing may have against each Partner with respect to the operation of any of the Partnerships as of and prior to the Closing Date.

                 6.6 CONSENT TO MERGER. Each Partner hereby acknowledges that the Board of Directors and shareholders of ALS have approved that certain Agreement and Plan of Merger between ALS and New Crossings International Corporation (the "Merger Agreement"), substantially in the form included in the Disclosure Memorandum pursuant to which New Crossings International Corporation shall be merged with and into ALS, subject to the terms and conditions of the Merger Agreement (the "Merger"). To facilitate the Merger in the event any of the following waivers, acknowledgments, approvals or consents shall be necessary or required, at law or otherwise, each Partner hereby (i) waives any and all notices required with respect to the approval of the Merger and Merger Agreement by the shareholders of ALS pursuant to the Restated Certificate of Incorporation or Restated Bylaws of ALS (the "ALS Governing Documents") or the General Corporation Law of the State of Delaware (the "GCL"), including without limitation, Sections 222, 251 and 252 of the GCL, (ii) acknowledges receipt of the information called for with respect to the Merger pursuant to Sections 251 and 252 of the GCL; (iii) waives any and all appraisal rights with respect to the Merger pursuant to Section 262 of the GCL and (iv) approves and consents to the Merger and the Merger Agreement. Nothing herein shall be (nor deemed to be) an acknowledgment by the parties hereto that the approvals, consents, waivers and acknowledgments set forth in this Section 6.6 are required for the approval, consummation and effectiveness of the Merger or the Merger Agreement under the GCL or the ALS Governing Documents.

                 7. CONDITIONS TO ALS'S OBLIGATION TO CLOSE. The obligation of ALS to close the transactions contemplated by this Agreement are subject to the fulfillment, prior to or at the Closing unless otherwise required below, of each of the following conditions (all or any of which may be waived in whole or in part by ALS):

                 7.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Partners and the Partner Agent in this Agreement and the statements contained in any other instrument, list, certificate or writing delivered by the Partners pursuant to this Agreement shall be true in all material respects when made and at and as of the Closing Date as though such representations and warranties were made at and as of such date, except as consented to by ALS in writing.

                 7.2 PERFORMANCE. The Partners shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be so performed or complied with by them prior to or at the Closing.

                 7.3 LITIGATION. No suit, proceeding, investigation, injunction, writ or preliminary restraining order shall have been commenced or threatened by any governmental agency on any grounds to restrain, enjoin or hinder the transactions contemplated hereby.

                 7.4 NO MATERIAL ADVERSE EVENT REGARDING THE PARTNERSHIPS. There shall not have occurred any damage to or destruction of the properties or assets of any Partnership by fire or by other casualty, or any other business development, which would have a material adverse effect on a Partnership or its business as presently conducted, unless, in the case of damage or destruction, such damage or destruction is insured in all material respects (including business interruption coverage) and can be repaired or replaced in all material respects.

         8. CONDITIONS TO PARTNERS' OBLIGATIONS TO CLOSE. The obligation of the Partners to close the transactions contemplated by this Agreement are subject to the fulfillment, prior to or at the Closing unless otherwise required below, of each of the following conditions (all or any of which may be waived in whole or in part by the Partners or by the Partner Agent on their behalf:

                 8.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by ALS in this Agreement and the statements contained in any other instrument, list, certificate or writing delivered by ALS pursuant to this Agreement shall be true in all material respects when made and at and as of the Closing Date as though such representations and warranties were made at and as of such date.

                 8.2 PERFORMANCE. ALS shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be so performed or complied with by it prior to or at the Closing.

                 8.3 LITIGATION. No suit, proceeding, investigation, injunction, writ or preliminary restraining order shall have been commenced or threatened by any governmental agency on any grounds to restrain, enjoin or hinder the transactions contemplated hereby.

                 8.4 NO MATERIAL ADVERSE EVENT REGARDING ALS. There shall not have occurred any damage to or destruction of the properties or assets of ALS by fire or by other casualty, or any other business development, which would have a material adverse effect on ALS or its business as presently conducted, unless, in the case of damage or destruction, such damage or destruction is insured in all material respects (including business interruption coverage) and can be repaired or replaced in all material respects.

         9.      TERMINATION, AMENDMENT AND WAIVER.

                 9.1 TERMINATION OF AGREEMENT. Time is of the essence hereof. This Agreement may be terminated in its entirety at any time prior to the Closing:

                 (a) without liability of any party, by mutual agreement of all the parties hereto;

                 (b) by ALS, if there has been a material violation or breach by any Partner or the Partner Agent of any of his or its covenants, agreements, representations or warranties contained in this Agreement which has not been waived in writing by ALS;

                 (c) by ALS, if any of the conditions precedent to Closing set forth in Section 7 of this Agreement shall not be fulfilled prior to or by June 30, 1996 and shall not have been waived in writing by ALS;

                 (d) by any Partner or by the Partner Agent, if there has been a material violation or breach by ALS of any of its covenants, agreements, representations or warranties contained in this Agreement which has not been waived in writing by all the Partners or by the Partner Agent; and

                 (e) by any Partner or by the Partner Agent, if any of the conditions precedent to Closing set forth in Section 8 of this Agreement shall not be fulfilled prior to or by June 30, 1996 and shall not have been waived in writing by all the Partners or by the Partner Agent.

                 9.2 AMENDMENT, EXTENSION AND WAIVER. At any time prior to the Closing Date, ALS and all the Partners (or, with respect to items (b), (c) and (d) below, by the Partner Agent on behalf of the Partners) may, by an instrument in writing signed by such persons, (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of the parties hereto, (c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and
(d) waive compliance with any of the agreements or conditions contained herein.

         10.     MISCELLANEOUS.

                 10.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the parties contained in this Agreement shall survive the Closing hereunder (even if the damaged party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect for a period of one (1) year thereafter.

                 10.2 EXPENSES, TAXES, ETC. The Partners will pay all professional fees and expenses incurred by the Partners in connection with this Agreement and the transactions contemplated hereby. ALS will pay all professional fees and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby.

                 10.3 FURTHER ASSURANCES. From time to time, at ALS's request and without further consideration, the Partners will execute and deliver to ALS such documents and take such other action as ALS may reasonably request in order to consummate more effectively the transactions contemplated hereby.

                 10.4 SUCCESSORS AND ASSIGNS. This Agreement shall not be assigned by any party without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and the successors and permitted assigns of such party.

                 10.5 SEVERABILITY. If any provision, clause, or part of this Agreement, or the application thereof under certain circumstances, is held invalid, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby.

                 10.6 ENTIRE AGREEMENT. This Agreement and other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings between the parties on such matters.

                 10.7 HEADINGS. The Section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

                 10.8 NOTICES. All notices, claims, certificates, requests, demands and other communications hereunder will be in writing and will be deemed to have been duly given if (i) personally delivered; (ii) sent by telecopy, facsimile transmission or other electronic means of transmitting written documents (if confirmation of such transmission is received); or (iii) sent to the parties at their respective addresses indicated herein by registered or certified mail, postage prepaid, return receipt requested, or by private overnight mail courier service. The respective addresses to be used for all such notices, demands or requests are as follows:


                 (a)      If to ALS or ALS-Midwest, to:

                          Alternative Living Services, Inc.
                          450 North Sunnyslope Road
                          Suite 300
                          Brookfield, Wisconsin 53005
                          Attention: William F. Lasky
                          Facsimile: (414) 789-9592
                          with copies to:

                          The Damone Group, Inc.
                          850 Stephenson Highway
                          Suite 600
                          Troy, Michigan 48083
                          Attention:
                          Facsimile:

                          and

                          Rogers & Hardin
                          2700 Cain Tower
                          229 Peachtree Street, N.W.
                          Atlanta, Georgia 30303
                          Attention: Alan C. Leet, Esq.
                          Facsimile: (404) 525-2224

                 (b) If to a Partner, at his or its address or fax number as set forth on Schedule A, attached hereto, and

                 (c)      If to the Partner Agent, to:

                          Lionel S. Margolick
                          c/o Margolick Financial Group
                          32255 Northwestern Highway, Suite 188
                          Farmington Hills, Michigan 48334
                          Facsimile: (810) 737-4719

or to such other address as the person to whom notice is to be given may have previously furnished to the other in writing in the manner set forth above.

                 10.9 LAW GOVERNING. This Agreement will be governed by, and construed and enforced in accordance with, the internal laws of the State of Michigan without regard to its conflicts of law rules.

                 10.10 COUNTERPARTS/TELECOPIES. This Agreement may be executed simultaneously in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Facsimile and telecopy versions of signed documents shall be deemed to be original documents for purposes of Closing.

                 10.11 NO THIRD PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

                 10.12 CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance.

                 10.13 NUMBER; GENDER. Whenever the singular number is used in this Agreement and when required by the context, the same shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa.

                 10.14 INCORPORATION OF SCHEDULES. The Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.


                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           ALTERNATIVE LIVING SERVICES, INC.


                                           By:
                                               ---------------------------------

                                           Its:
                                                --------------------------------




                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                   ALTERNATIVE LIVING SERVICES-MIDWEST INC.


                                   By:
                                       ---------------------------------

                                   Its:
                                       ---------------------------------

                                   PARTNER AGENT


                                   -------------------------------------
                                   LIONEL S. MARGOLICK


                                   PARTNERS:

                                   -------------------------------------
                                   MADELINE H. BERMAN

                                   -------------------------------------
                                   MANDELL BERMAN

                                   -------------------------------------
                                   DR. JONATHAN S. BERMAN

                                   -------------------------------------
                                   HAROLD BRODE, Trustee of the
                                   Harold Brode Revocable Living
                                   Trust dated 6/15/82, as amended

                                   -------------------------------------
                                   SEYMORE BRODE, Trustee

                                   -------------------------------------
                                   IRWIN L. ELSON

                                   -------------------------------------
                                   LARRY D. GIBSON, Trustee of
                                   the Larry D. Gibson Trust UAD
                                   5/9/84 by Larry D. Gibson

                                   -------------------------------------
                                   PAUL HARRIS


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                   -------------------------------------
                                   STUART HARRIS

                                   -------------------------------------
                                   MARK H. HUTTON

                                   -------------------------------------
                                   H. BARRY LEVINE

                                   -------------------------------------
                                   H. BARRY LEVINE, TRUSTEE

                                   -------------------------------------
                                   BEVERLY SEGAL

                                   -------------------------------------
                                   MERTON J. SEGAL

                                   -------------------------------------
                                   JOEL H. SHAPIRO

                                   -------------------------------------
                                   SPECTRUM ASSOCIATES

                                   -------------------------------------
                                   ROBERT E. VIDAL, Trustee of
                                   the Robert E. Vidal Trust
                                   UAD 11/2/92


                    [ADD SIGNATURE LINES FOR ADDITIONAL LPS]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



                                   -------------------------------------
                                   MORTON E. HARRIS